EXHIBIT 10.5

DEBT REPLACEMENTAGREEMENT

This Debt Replacement Agreement (this “Agreement”) is made and entered into as of this 31st day of July 2022, by and between G. S. Beckwith Gilbert, of 35 Vista Drive, Greenwich, CT 06830 (“Lender”), and PASSUR Aerospace, Inc. (formerly MEGADATA CORPORATION), a New York corporation, with a principal place of business at 3452 Lake Lynda Drive, Suite 190, Orlando FL, 32817 (“Borrower” or “PASSUR Aerospace”):

WITNESSETH

WHEREAS, PASSUR Aerospace has issued a promissory note to Lender for value received; and

WHEREAS, Lender and PASSUR Aerospace desire to modify certain terms and conditions of the debt replacement agreement that was signed on April 30, 2022 (the “Ninth Replacement Note”), as of the date of this Agreement and issue a tenth replacement promissory note (the “Tenth Replacement Note”) in exchange for the Ninth Replacement Note and other value received upon the terms and conditions set forth herein (the “Exchange”); and

WHEREAS, the total amount due and owing under the promissory note as of July 31, 2022 is $12,491,625, under the terms of the Ninth Replacement Note.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.MODIFICATION OF PREVIOUS NOTES:

The Ninth Replacement Note shall be exchanged for the Tenth Replacement Note as set forth herein.

2.ISSUANCE AND TERMS OF TENTH REPLACEMENT NOTE; THE EXCHANGE:

For value received, on the date hereof, PASSUR Aerospace shall issue the Tenth Replacement Note to Lender in the amount of $12,491,625, in exchange for the Ninth Replacement Note.  The Tenth Replacement Note will be in the form attached as Exhibit A hereto and will have the following terms:

(a)TERM.  The principal and accrued interest amount of the Tenth Replacement Note, shall be paid in full on or by November 1, 2023.

(b)INTEREST. The Tenth Replacement Note or any New Replacement Note shall bear interest on the unpaid principal amount, from the date of issuance until paid in full at maturity. Interest shall be payable at the annual rate of 9¾% from May 1, 2022 to November 1, 2023 payable in cash. Interest payments shall be made annually at October 31 of each year.

(c)PREPAYMENT TERMS. The Tenth Replacement Note or any New Replacement Note plus accrued interest may be prepaid in full at anytime without penalty.

(d)SECURITY INTEREST: The security interest previously conveyed to lender shall continue in full force and effect as an integral part of the Tenth Replacement Note, as described in Section 3 of the Tenth Replacement Note.

3.MISCELLANEOUS.

(a)AMENDMENT AND MODIFICATION.  This Agreement may be amended, modified and supplemented only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

(b)ENTIRE AGREEMENT.  This Agreement and the Tenth Replacement Note contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(c)SEVERABILITY.  If any provision of this Agreement shall be determined to be invalid or unenforceable under law, such determination shall not affect the validity or enforceability of the remaining provisions of this Agreement.

(d)GOVERNING LAW; JURISDICTION.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

(e)COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

PASSUR Aerospace, Inc.
3452 Lake Lynda Drive, Suite 190

Orlando, FL 32817

By: /s/ Brian Cook
Name:  Brian Cook
Title:  President and Chief Executive Officer

By: /s/ Allison O’Neill
Name: Allison O’Neill
Title:  Executive Vice President Finance and Administration

LENDER
G.S. Beckwith Gilbert
35 Vista Drive
Greenwich, CT 06830

By: /s/ G.S. Beckwith Gilbert
Name:  G.S. Beckwith Gilbert